UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2007
________________________________

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

________________________________

Commission File Number: 001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant and zip code)

915-225-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Certifying Accountant.

On June 18, 2007, Helen of Troy Limited (the "Company") engaged Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending February 29, 2008. Our Audit Committee approved the appointment of Grant Thornton LLP.

During the fiscal years ended February 28, 2007 and February 28, 2006, and through the date of this report, we have not consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided to us by Grant Thornton LLP that we concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of SEC Regulation S-K, or a "reportable event" described in Item 304(a)(1)(v) of SEC Regulation S-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: June 19, 2007	/S/ Thomas J. Benson
Thomas J. Benson
Senior Vice President and
Chief Financial Officer